SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             Form 8-K

   Current Report Pursuant to Section 13 or 15(d) of

          The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                         March 27, 2000

                     .....Photronics, Inc......
     (Exact name of registrant as specified in its charter)




  Connecticut            0-15451             06-0854886
(State or other        (Commission          (IRS Employer
jurisdiction            File Number)     Identification No.)
of Incorporation)





 1061 East Indiantown Road, Jupiter, FL            33477
(Address of principal executive offices)         (Zip Code)



          Registrant's telephone number, including area code:
                            (561) 745-1222






_______________________________________________________________
 (Former name or former address, if changed since last report.)

Item 5. Other Events

     On March 27, 2000, Photronics, Inc., AL Acquisition Corp. and Align-Rite International, Inc. entered into Amendment No. 2 to the Agreement and Plan of Merger dated as of September 15, 1999 (as amended by Amendment No. 1 dated as of January 10,
2000). Amendment No. 2 is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits

(a)       Financial statements of business acquired
          Not applicable

(b)       Pro forma financial information
          Not applicable

(c)       See Exhibits Index

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Photronics, Inc.




                                      /s/ JEFFREY P. MOONAN
                                  ----------------------------
March 28, 2000                    By:     Jeffrey P. Moonan
                                  Title:  Executive VP
                                          Finance &
                                          Administration

                             EXHIBITS INDEX


Exhibit No.                   Description
-----------                   -----------

2.1                           Amendment No. 2 to Agreement and
                              Plan of Merger dated as of March
                              27, 2000.